Exhibit 99.1

The following tables summarize the trust portfolio by various criteria as of February 29, 2016 for each of the retailers included in the trust portfolio, except for the “Composition by FICO® Credit Score Range” table, which reflects receivables balances as of February 29, 2016, and the composition of accounts by FICO® credit score as most recently refreshed.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

•	Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

•	Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated.

Composition by Retailer

Retailer	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
JCPenney	$2,998,292,242	20.5%	5,659,411	27.9%
Lowe’s	2,629,930,049	18.0%	2,176,969	10.7%
Wal-Mart (1)	1,799,353,514	12.3%	1,516,453	7.5%
Sam’s Club Dual Card	1,723,211,733	11.8%	1,429,823	7.0%
Sam’s Club(1)	1,508,361,288	10.3%	2,197,292	10.8%
Gap Family Dual Card(2)	1,439,683,594	9.8%	1,551,707	7.6%
Belk	855,575,083	5.9%	1,750,627	8.6%
Gap(3)	526,815,150	3.6%	1,662,439	8.2%
Chevron	299,461,058	2.0%	1,683,006	8.3%
JCPenney Dual Card	140,866,481	1.0%	99,196	0.5%
Other	694,859,048	4.8%	557,127	2.7%
Total	$14,616,409,238	100.0%	20,284,050	100.0%

(1)	Sam’s Club and Wal-Mart are affiliated retailers. Sam’s Club cards may also be used at Wal-Mart locations, and Wal-Mart cards may be used at Sam’s Club locations if the cardholder belongs to the club. Figures shown here are based on which retailer is identified on the card, not where the purchase was made.

(2)	Figures presented for Gap Family Dual Card include Old Navy Dual Card, Gap Dual Card and Banana Republic Dual Card, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

(3)	Figures presented for Gap include Old Navy, Gap and Banana Republic, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

Composition by Account Balance Range

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(17,977,553)	-0.1%	365,082	1.8%
No Balance	-	0.0%	8,301,972	40.9%
$0.01-$500.00	926,351,984	6.3%	5,775,555	28.5%
$500.01-$1,000.00	1,136,714,341	7.8%	1,559,965	7.7%
$1,000.01-$2,000.00	2,525,771,584	17.3%	1,737,105	8.6%
$2,000.01-$3,000.00	2,422,267,276	16.6%	986,806	4.9%
$3,000.01-$4,000.00	2,034,152,374	13.9%	587,340	2.9%
$4,000.01-$5,000.00	1,823,884,923	12.5%	405,913	2.0%
$5,000.01-$6,000.00	1,363,397,403	9.3%	249,239	1.2%
$6,000.01-$7,000.00	881,362,240	6.0%	136,362	0.7%
$7,000.01-$8,000.00	618,141,286	4.2%	82,942	0.4%
$8,000.01-$9,000.00	406,451,618	2.8%	48,062	0.2%
$9,000.01-$10,000.00	287,241,511	2.0%	30,348	0.1%
$10,000.01-$15,000.00	174,716,138	1.2%	15,585	0.1%
$15,000.01-$20,000.00	21,469,579	0.1%	1,287	0.0%
$20,000.01 or more	12,464,535	0.1%	487	0.0%
Total	$14,616,409,238	100.0%	20,284,050	100.0%

Composition by Credit Limit Range

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$116,604,941	0.8%	1,427,988	7.0%
$500.01-$1,000.00	322,283,196	2.2%	1,430,273	7.1%
$1,000.01-$2,000.00	1,212,882,856	8.3%	4,771,752	23.5%
$2,000.01-$3,000.00	1,678,018,531	11.5%	3,635,182	17.9%
$3,000.01-$4,000.00	1,609,481,245	11.0%	2,167,893	10.7%
$4,000.01-$5,000.00	2,035,102,767	13.9%	1,912,432	9.4%
$5,000.01-$6,000.00	1,927,253,623	13.2%	1,364,833	6.7%
$6,000.01-$7,000.00	1,289,817,566	8.8%	863,594	4.3%
$7,000.01-$8,000.00	1,361,034,409	9.3%	905,329	4.5%
$8,000.01-$9,000.00	894,632,405	6.1%	481,942	2.4%
$9,000.01-$10,000.00	1,625,767,949	11.1%	1,045,610	5.2%
$10,000.01 or more	543,529,751	3.7%	277,222	1.4%
Total	$14,616,409,238	100.0%	20,284,050	100.0%

Composition by Account Age Range

Account Age Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$-	0.0%	-	0.0%
6 Months to 12 Months	-	0.0%	-	0.0%
Over 12 Months to 24 Months	-	0.0%	-	0.0%
Over 24 Months to 36 Months	-	0.0%	-	0.0%
Over 36 Months to 48 Months	716,926,647	4.9%	991,200	4.9%
Over 48 Months to 60 Months	1,110,454,052	7.6%	1,416,629	7.0%
Over 60 Months to 72 Months	1,211,583,973	8.3%	1,482,191	7.3%
Over 72 Months to 84 Months	1,153,405,776	7.9%	1,442,831	7.1%
Over 84 Months to 96 Months	1,328,828,975	9.1%	1,470,580	7.2%
Over 96 Months to 108 Months	1,392,725,548	9.5%	1,590,557	7.8%
Over 108 Months to 120 Months	1,032,834,717	7.1%	1,269,936	6.3%
Over 120 Months	6,669,649,550	45.6%	10,620,126	52.4%
Total	$14,616,409,238	100.0%	20,284,050	100.0%

Except for the applicable states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total receivables balances, as applicable, as of February 29, 2016 for each of the retailers included in the trust portfolio.

Composition by Billing Address

Billing Address	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Texas	$1,421,322,616	9.7%	1,845,907	9.1%
California	1,152,569,930	7.9%	2,048,590	10.1%
Florida	945,458,274	6.5%	1,323,904	6.5%
North Carolina	795,413,078	5.4%	1,060,941	5.2%
New York	698,407,854	4.8%	1,016,059	5.0%
Other	9,603,237,486	65.7%	12,988,649	64.0%
Total	$14,616,409,238	100.0%	20,284,050	100.0%

Composition by Delinquency Status

Delinquency Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$13,685,006,050	93.6%	19,728,053	97.3%
1 – 29 Days	462,086,170	3.2%	332,112	1.6%
30 – 59 Days	135,879,941	0.9%	78,435	0.4%
60 – 89 Days	96,670,059	0.7%	46,760	0.2%
90 – 119 Days	84,038,991	0.6%	36,883	0.2%
120 – 149 Days	80,678,813	0.6%	33,100	0.2%
150 or More Days	72,049,214	0.5%	28,707	0.1%
Total	$14,616,409,238	100.0%	20,284,050	100.0%

The following table reflects receivables as of February 29, 2016, and the composition of accounts by FICO® credit score as most recently refreshed:

Composition by FICO® Credit Score Range

FICO® Credit Score Range(1)	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$974,534,602	6.7%
600 to 659	2,767,372,880	18.9%
660 to 719	5,891,894,360	40.3%
720 and above	4,919,630,358	33.7%
No Score	62,977,039	0.4%
Total	$14,616,409,238	100.0%

(1)	FICO® is a federally registered trademark of Fair, Isaac & Company.

Receivables Delinquency Experience
(Dollars in Thousands)

	As of February 21,		As of December 21,
	2016		2015		2014
	Receivables	Percentage of Receivables Outstanding	Receivables	Percentage of Receivables Outstanding	Receivables	Percentage of Receivables Outstanding
Receivables Outstanding	$14,723,322		$15,648,427		$17,429,750
Receivables Delinquent:
30-59 Days	137,844	0.94%	143,808	0.92%	171,159	0.98%
60-89 Days	98,413	0.67%	109,908	0.70%	132,705	0.76%
90-119 Days	86,279	0.59%	93,661	0.60%	113,169	0.65%
120-149 Days	81,914	0.56%	81,320	0.52%	101,881	0.58%
150-179 Days	73,932	0.50%	66,519	0.43%	84,550	0.49%
180 or More Days	0	0.00%	0	0.00%	0	0.00%
Total	$478,383	3.25%	$495,247	3.16%	$603,464	3.46%

	As of December 21,
	2013		2012		2011
	Receivables	Percentage of Receivables Outstanding	Receivables	Percentage of Receivables Outstanding	Receivables	Percentage of Receivables Outstanding
Receivables Outstanding	$19,408,263		$20,374,821		$19,636,126
Receivables Delinquent:
30-59 Days	223,805	1.15%	240,178	1.18%	230,328	1.17%
60-89 Days	171,322	0.88%	175,120	0.86%	171,955	0.88%
90-119 Days	140,698	0.72%	142,810	0.70%	141,543	0.72%
120-149 Days	119,678	0.62%	116,342	0.57%	117,589	0.60%
150-179 Days	99,588	0.51%	101,894	0.50%	95,273	0.49%
180 or More Days	0	0.00%	0	0.00%	15	0.00%
Total	$755,091	3.89%	$776,342	3.81%	$756,702	3.85%

Account Delinquency Experience

	As of February 21,		As of December 21,
	2016		2015		2014
	Accounts	Percentage of Total Accounts Outstanding	Accounts	Percentage of Total Accounts Outstanding	Accounts	Percentage of Total Accounts Outstanding
Accounts Outstanding	20,286,255		20,807,310		24,153,279
Accounts Delinquent:
30-59 Days	79,229	0.39%	80,589	0.39%	101,615	0.42%
60-89 Days	47,976	0.24%	52,139	0.25%	69,724	0.29%
90-119 Days	37,894	0.19%	41,121	0.20%	56,060	0.23%
120-149 Days	33,811	0.17%	34,869	0.17%	49,598	0.21%
150-179 Days	29,468	0.15%	27,729	0.13%	40,063	0.17%
180 or More Days	0	0.00%	0	0.00%	0	0.00%
Total	228,378	1.13%	236,447	1.14%	317,060	1.31%

	As of December 21,
	2013		2012		2011
	Accounts	Percentage of Total Accounts Outstanding	Accounts	Percentage of Total Accounts Outstanding	Accounts	Percentage of Total Accounts Outstanding
Accounts Outstanding	30,218,856		36,683,421		38,362,612
Accounts Delinquent:
30-59 Days	150,856	0.50%	201,009	0.55%	176,207	0.46%
60-89 Days	104,695	0.35%	126,736	0.35%	117,955	0.31%
90-119 Days	81,893	0.27%	97,742	0.27%	93,716	0.24%
120-149 Days	68,371	0.23%	74,700	0.20%	76,267	0.20%
150-179 Days	55,793	0.18%	63,945	0.17%	62,484	0.16%
180 or More Days	0	0.00%	0	0.00%	6	0.00%
Total	461,608	1.53%	564,132	1.54%	526,635	1.37%

Loss Experience
(Dollars in Thousands)

	Two Months Ended February 21,	Securitization Reporting Year
	2016	2015	2014	2013	2012	2011
Average Principal Receivables Outstanding	$14,883,494	$15,390,762	$17,146,343	$18,127,172	$17,676,845	$17,155,868
Gross Principal Charge-Offs	$160,363	$990,365	$1,167,467	$1,189,535	$1,221,977	$1,350,808
Gross Principal Charge-Offs as a Percentage of Average Principal Receivables Outstanding (Annualized)	6.46%	6.43%	6.81%	6.56%	6.91%	7.87%
Less: Recoveries	$27,099	$142,697	$201,236	$214,757	$190,602	$170,904
Net Principal Charge-Offs	$133,264	$847,668	$966,231	$974,778	$1,031,374	$1,179,904
Net Principal Charge-Offs as a Percentage of Average Principal Receivables Outstanding (Annualized)	5.37%	5.51%	5.64%	5.38%	5.83%	6.88%
Gross Charge-Off Accounts	89,113	591,893	814,591	975,186	1,034,536	1,131,247
Average Accounts Outstanding	20,682,958	22,583,440	27,556,108	33,456,581	36,425,576	37,840,154
Gross Charge-Offs as a Percentage of Average Accounts Outstanding (Annualized)	2.59%	2.62%	2.96%	2.91%	2.84%	2.99%

Revenue Experience
(Dollars in Thousands)

	Two Months Ended February 21,	Securitization Reporting Year
	2016	2015	2014	2013	2012	2011
Average Principal Receivables Outstanding	$14,883,494	$15,390,762	$17,146,343	$18,127,172	$17,676,845	$17,155,868
Collected Finance Charges and Fees	$630,354	$3,970,900	$4,537,206	$4,771,273	$4,392,709	$3,972,184
Collected Finance Charges and Fees as a Percentage of Average Principal Receivables Outstanding (Annualized)	25.41%	25.80%	26.46%	26.32%	24.85%	23.15%

Collateral for the Notes

The following information regarding the trust portfolio is as of February 21, 2016:

•	total transferred receivables: $14,723,322,473
•	principal receivables: $14,186,028,001
•	finance charge receivables: $537,294,471
•	total number of accounts designated to the trust portfolio: 20,286,255

As of February 29, 2016:

•	The accounts designated for the trust portfolio had an average total receivable balance of approximately $721 and an average credit limit of approximately $3,628.
•	For accounts designated for the trust portfolio, the percentage of the aggregate total receivable balance to the aggregate total credit limit was 20.3%.
•	The average age of the accounts designated for the trust portfolio was approximately 138 months.